SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 18, 2010

Wal-Mart Stores, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-06991	71-0415188
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

702 Southwest 8th Street

Bentonville, Arkansas 72716-0215

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (479) 273-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Wal-Mart Stores, Inc. (the “Company”) and Banc of America Securities LLC, Barclays Capital Inc., Goldman, Sachs & Co., Citigroup Global Markets Inc., Deutsche Bank Securities Inc. and J.P. Morgan Securities LLC, acting for themselves and as representatives of the other several underwriters named in Schedule I to the Pricing Agreement (as defined below) (the “Underwriters”), have entered into a Pricing Agreement, dated October 18, 2010 (the “Pricing Agreement”), pursuant to which, subject to the satisfaction of the conditions set forth therein, the Company has agreed to sell to the Underwriters, and the Underwriters have agreed to purchase from the Company, $750,000,000 aggregate principal amount of the Company’s 0.750% Notes Due 2013 (the “2013 Notes”), $1,250,000,000 aggregate principal amount of the Company’s 1.500% Notes Due 2015 (the “2015 Notes”), $1,750,000,000 aggregate principal amount of the Company’s 3.250% Notes Due 2020 (the “2020 Notes”) and $1,250,000,000 aggregate principal amount of the Company’s 5.000% Notes Due 2040 (the “2040 Notes” and, together with the 2013 Notes, the 2015 Notes and the 2020 Notes, the “Notes”). The Pricing Agreement incorporates by reference the terms and conditions of an Underwriting Agreement, dated October 18, 2010 (the “Underwriting Agreement”), between the Company and the Underwriters.

The Company and the Underwriters expect to consummate the sale and purchase of the Notes pursuant to the Pricing Agreement on October 25, 2010. The 2013 Notes will be sold to the public at an issue price of 99.657% of the aggregate principal amount thereof ($747,427,500 in proceeds before underwriting discounts and transaction expenses). The 2015 Notes will be sold to the public at an issue price of 99.459% of the aggregate principal amount thereof ($1,243,237,500 in proceeds before underwriting discounts and transaction expenses). The 2020 Notes will be sold to the public at an issue price of 99.619% of the aggregate principal amount thereof ($1,743,332,500 in proceeds before underwriting discounts and transaction expenses). The 2040 Notes will be sold to the public at an issue price of 98.336% of the aggregate principal amount thereof ($1,229,200,000 in proceeds before underwriting discounts and transaction expenses). In total, the Notes will be sold to the public at an issue price of $4,963,197,500. The net proceeds to the Company from the sale of the 2013 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2013 Notes, will be $745,552,500. The net proceeds to the Company from the sale of the 2015 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2015 Notes, will be $1,238,862,500. The net proceeds to the Company from the sale of the 2020 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2020 Notes, will be $1,735,457,500. The net proceeds to the Company from the sale of the 2040 Notes, after the underwriting discount, but before transaction expenses allocable to the sale of the 2040 Notes, will be $1,218,262,500. In total, the net proceeds to the Company from the sale of the Notes, after the underwriting discount, but before transaction expenses of the sale of the Notes, will be an aggregate of $4,938,135,000.

The 2013 Notes will constitute part of the Company’s newly created series of 0.750% Notes Due 2013 (the “2013 Series”), the 2015 Notes will constitute part of the Company’s newly created series of 1.500% Notes Due 2015 (the “2015 Series”), the 2020 Notes will constitute part of the Company’s newly created series of 3.250% Notes Due 2020 (the “2020 Series”), and the 2040 Notes will constitute part of the Company’s newly created series of 5.000% Notes Due 2040 (the “2040 Series” and, together with the 2013 Series, the 2015 Series and the 2020 Series, the “New Series”). The Notes of each of the 2013 Series, the 2015 Series, the 2020 Series and the 2040 Series will be senior, unsecured debt securities of the Company and will rank equally with the other New Series and all of the other senior, unsecured debt obligations of the Company. The 2013 Series, the 2015 Series, the 2020 Series and the 2040 Series were created and established, and the terms and conditions of each New Series were established, by action of the Company and an authorized officer of the Company pursuant to, and in accordance with, the terms of the Indenture, dated as of July 19, 2005, as supplemented (the “Indenture”), between the Company and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”). The respective terms of the 2013 Notes, the 2015 Notes, the 2020 Notes and the 2040 Notes are as set forth in the Indenture and in the forms of the Global Notes (referred to below) that will represent the Notes of each New Series to be sold pursuant to the Pricing Agreement.

The material terms of the Notes are described in the Company’s prospectus supplement dated October 18, 2010, which relates to the offer and sale of the Notes (the “Prospectus Supplement”), and the Company’s prospectus dated January 14, 2009, which relates to the offer and sale from time to time of an indeterminate amount of the Company’s debt securities (the “Prospectus”). The Prospectus Supplement, together with the Prospectus, was filed by the Company with the Securities and Exchange Commission (the “Commission”) on October 20, 2010 pursuant to Rule 424(b)(2) under the U.S. Securities Act of 1933, as amended (the “Securities Act”), in connection with the offer and sale of the Notes. A Final Term Sheet, dated October 18, 2010, relating to the Notes was filed with the Commission pursuant to Rule 433 under the Securities Act on October 19, 2010.

The Notes will be delivered in book-entry form only. The 2013 Notes will be represented by two global notes, one in the principal amount of $500,000,000 and one in the principal amount of $250,000,000, and together having an aggregate principal amount of $750,000,000 (the “2013 Global Notes”). The 2015 Notes will be represented by three global notes, two in the principal amount of $500,000,000 each and one in the principal amount of $250,000,000, and together having an aggregate principal amount of $1,250,000,000 (the “2015 Global Notes”). The 2020 Notes will be represented by four global notes, three in the principal amount of $500,000,000 each and one in the principal amount of $250,000,000, and together having an aggregate principal amount of $1,750,000,000 (the “2020 Global Notes”). The 2040 Notes will be represented by three global notes, two in the principal amount of $500,000,000 each and one in the principal amount of $250,000,000, and together having an aggregate principal amount of $1,250,000,000 (the “2040 Global Notes” and, together with the 2013 Global Notes, the 2015 Global Notes and the 2020 Global Notes, the “Global Notes”). Each Global Note will be payable to Cede & Co., as nominee of The Depository Trust Company. The Global Notes will be executed by the Company and authenticated by the Trustee in accordance with the Indenture.

Filed as exhibits to this Current Report on Form 8-K are (i) the Pricing Agreement, (ii) the Underwriting Agreement, (iii) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 0.750% Notes Due 2013, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2013 Series in accordance with the Indenture, (iv) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 1.500% Notes Due 2015, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2015 Series in accordance with the Indenture, (v) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 3.250% Notes Due 2020, which was executed in accordance with the

Indenture and which evidences the establishment of the terms and conditions of the 2020 Series in accordance with the Indenture, (vi) the Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 5.000% Notes Due 2040, which was executed in accordance with the Indenture and which evidences the establishment of the terms and conditions of the 2040 Series in accordance with the Indenture, (vii) the form of the 2013 Global Notes, (viii) the form of the 2015 Global Notes, (ix) the form of the 2020 Global Notes, (x) the form of the 2040 Global Notes and (xi) the opinion of Andrews Kurth LLP, counsel to the Company, regarding the legality of the Notes.

The Company is offering and selling the Notes under the Company’s Registration Statement on Form S-3 (File No. 333-156724), which registration statement relates to the offer and sale on a delayed basis from time to time of an indeterminate amount of the Company’s debt securities. This Current Report on Form 8-K is being filed in connection with the offer and sale of the Notes as described herein and to file with the Commission, in connection with the Registration Statement, the documents and instruments attached hereto as exhibits.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

1(a)	Pricing Agreement, dated October 18, 2010, between the Company and the Underwriters

1(b)	Underwriting Agreement, dated October 18, 2010, between the Company and the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 0.750% Notes Due 2013 of the Company

4(b)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 1.500% Notes Due 2015 of the Company

4(c)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 3.250% Notes Due 2020 of the Company

4(d)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 5.000% Notes Due 2040 of the Company

4(e)	Form of Global Notes representing the 0.750% Notes Due 2013 of the Company

4(f)	Form of Global Notes representing the 1.500% Notes Due 2015 of the Company

4(g)	Form of Global Notes representing the 3.250% Notes Due 2020 of the Company

4(h)	Form of Global Notes representing the 5.000% Notes Due 2040 of the Company

5	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated October 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 22, 2010

WAL-MART STORES, INC.

By:	/S/ CHARLES M. HOLLEY, JR.
Name:	Charles M. Holley, Jr.
Title:	Executive Vice President, Finance and Treasurer

INDEX TO EXHIBITS

Exhibit Number	Description

1(a)	Pricing Agreement, dated October 18, 2010, between the Company and the Underwriters

1(b)	Underwriting Agreement, dated October 18, 2010, between the Company and the Underwriters

4(a)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 0.750% Notes Due 2013 of the Company

4(b)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 1.500% Notes Due 2015 of the Company

4(c)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 3.250% Notes Due 2020 of the Company

4(d)	Series Terms Certificate Pursuant to Section 3.01 of the Indenture Relating to 5.000% Notes Due 2040 of the Company

4(e)	Form of Global Notes representing the 0.750% Notes Due 2013 of the Company

4(f)	Form of Global Notes representing the 1.500% Notes Due 2015 of the Company

4(g)	Form of Global Notes representing the 3.250% Notes Due 2020 of the Company

4(h)	Form of Global Notes representing the 5.000% Notes Due 2040 of the Company

5	Legality Opinion of Andrews Kurth LLP, counsel to the Company, dated October 22, 2010